UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  January 28, 2009

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INTERNATIONAL GAME TECHNOLOGY

(Exact name of registrant as specified in charter)

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Nevada	001-10684	88-0173041
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9295 Prototype Drive, Reno, Nevada  89521

(Address of principal executive offices)

(775) 448-7777

(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  On January 28, 2009, International Game Technology (the “Company”) filed a Form 8-K under Item 5.02 to announce the appointment of Philip G. Satre to the Board of Directors of the Company (the “Board”) on January 28, 2009. At that time, Mr. Satre had not been appointed to any committees of the Board of Directors. On March 3, 2009, the Board of Directors appointed Philip Satre to the Compensation Committee and the Nominating and Corporate Governance Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2009

INTERNATIONAL GAME TECHNOLOGY

By:	/s/ J. KENNETH CREIGHTON
J. Kenneth Creighton
Vice President Corporate Law Department,
and Assistant Secretary

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